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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                 13-5160382
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

One Wall Street, New York, N.Y.                          10286
(Address of principal executive offices)                 (Zip code)

                               -------------------

                          VALASSIS COMMUNICATIONS, INC.
               (Exact name of obligor as specified in its charter)

I.       DELAWARE                     38-2760940
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)


19975 Victor Parkway
Livonia, Michigan                                        48152
(Address of principal executive offices)                 (Zip code)

                             ----------------------

                          6-5/8% Senior Notes due 2009
                       (Title of the indenture securities)

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1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

        (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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        Superintendent of Banks of the State of   2 Rector Street, New York,
        New York                                  N.Y.  10006, and Albany, N.Y.
                                                  12203

        Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                                  N.Y.  10045

        Federal Deposit Insurance Corporation     Washington, D.C.  20429

        New York Clearing House Association       New York, New York   10005

        (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
               No. 33-44051.)



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        7.     A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.




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                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of February, 1999.


                                               THE BANK OF NEW YORK



                                                By:       /s/JAMES W.P. HALL
                                                   -----------------------------
                                                    Name: JAMES W.P. HALL
                                                    Title: VICE PRESIDENT





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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                                               Dollar Amounts
ASSETS                                                                                          in Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $7,654,174
   Interest-bearing balances...........................                                            2,182,604
Securities:
   Held-to-maturity securities.........................                                              965,979
   Available-for-sale securities.......................                                            3,894,193
Federal funds sold and Securities purchased under
   agreements to resell................................                                            1,001,780
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income..................38,117,615
   LESS: Allowance for loan and
     lease losses............625,317
   LESS: Allocated transfer risk
     reserve........................0
   Loans and leases, net of unearned income,
     allowance, and reserve............................                                           37,492,298
Assets held in trading accounts........................                                            2,240,241
Premises and fixed assets (including capitalized
   leases).............................................                                              678,458
Other real estate owned................................                                               13,628
Investments in unconsolidated subsidiaries and
   associated companies................................                                              195,594
Customers' liability to this bank on acceptances
   outstanding.........................................                                            1,077,122
Intangible assets......................................                                            1,114,091
Other assets...........................................                                            1,955,491
                                                                                                 -----------
Total assets...........................................                                          $60,465,653
                                                                                                 ===========
LIABILITIES
Deposits:
   In domestic offices.................................                                          $26,473,392
   Noninterest-bearing.......................11,052,078
   Interest-bearing..........................15,421,314
   In foreign offices, Edge and Agreement                                                         17,657,483




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
   subsidiaries, and IBFs..............................
   Noninterest-bearing..........................118,775
   Interest-bearing..........................17,538,708
Federal funds purchased and Securities sold under
   agreements to repurchase............................                                            2,102,186
Demand notes issued to the U.S.Treasury................                                              245,825
Trading liabilities....................................                                            1,641,447
Other borrowed money:
   With remaining maturity of one year or less.........                                            2,063,359
   With remaining maturity of more than one year
     through three years...............................                                                    0
   With remaining maturity of more than three years....                                               31,639
Bank's liability on acceptances executed and
   outstanding.........................................                                            1,088,142
Subordinated notes and debentures......................                                            1,314,000
Other liabilities......................................                                            2,468,849
                                                                                                 -----------
Total liabilities......................................                                           55,086,322
                                                                                                 ===========
EQUITY CAPITAL
Common stock...........................................                                            1,135,284
Surplus................................................                                              731,319
Undivided profits and capital reserves.................                                            3,448,813
Net unrealized holding gains (losses) on
   available-for-sale securities.......................                                              100,784
Cumulative foreign currency translation adjustments....                                              (36,869)
                                                                                                 -----------
Total equity capital...................................                                            5,379,331
                                                                                                 -----------
Total liabilities and equity capital...................                                          $60,465,653
                                                                                                 ===========



                  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                          Robert E. Keilman
                  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Gerald L. Hassell   )
Deno D. Papageorge  )                Directors
Thomas A. Renyi     )


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